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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report):  November 24, 1997


                              BANK OF AMERICA, FSB
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                 United States

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                 (STATE OF OTHER JURISDICTION OF INCORPORATION)


                                  333-3525-01

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                            (COMMISSION FILE NUMBER)


                                   91-0221850

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                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                             555 California Street

                            San Francisco, CA 94104


                                 (415) 622-2220

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                 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)
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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.


Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.


Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.


Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.


Item 5.    OTHER EVENTS
           FILING OF POOLING AND SERVICING AGREEMENT AND
           UNDERWRITING AGREEMENT.*

          On November 14, 1997, the Registrant and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters, signed an Underwriting Agreement whereby the Registrant has agreed to sell, and each Underwriter has agreed to purchase from the Registrant, the respective principal amounts of the Offered Certificates set forth in the Underwriting Agreement.

          On November 20, 1997, the Registrant sold approximately $483,750,000 of Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2, evidencing beneficial ownership interests in a trust consisting of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by Bank of America, FSB, acting through its division, BankAmerica Housing Services.

          The opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates is attached hereto as Exhibit 8.

          In connection with the offering of BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2 (the "Publicly Offered Certificates"), Morgan Stanley & Co. Incorporated, as one of the underwriters of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering.

          For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans,

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the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Morgan Stanley & Co. Incorporated are attached hereto as Exhibit 99.


______________
* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated November 14, 1997, and related Prospectus, dated November 10, 1996, of the Registrant relating to the Publicly Offered Certificates,

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Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:


          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


     1. Underwriting Agreement, dated November 14, 1997, by and between Bank of America, FSB, acting through its division, BankAmerica Housing Services, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.


     4. Pooling and Servicing Agreement, dated as of November 1, 1997, by and between Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Seller and as Servicer, and The First National Bank of Chicago, as Trustee.


     8. Opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

     99. External Computational Materials prepared by Morgan Stanley & Co. Incorporated.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BANK OF AMERICA, FSB



                                  By:    /s/ Shaun M. Maguire
                                         --------------------
                                         Shaun M. Maguire*


                                     Dated:  November 24, 1997.
                                             San Francisco, California



* Mr. Maguire is Assistant Treasurer of Bank of America, FSB.

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                                 EXHIBIT INDEX


Exhibit Numbers
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     1.     Underwriting Agreement, dated November 14, 1997, by and between Bank of America, FSB, acting through its division, BankAmerica Housing Services, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.

     4. Pooling and Servicing Agreement, dated as of November 1, 1997, by and between Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Seller and as Servicer, and The First National Bank of Chicago, as Trustee.

     8. Opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

     99. External Computational Materials prepared by Morgan Stanley & Co. Incorporated.

            (a)  Morgan Stanley & Co. Incorporated Cover Page

            (b)  Transaction Highlights

            (c) BankAmerica Manufactured Housing Contract Trust III 1997-2 Collateral Description

            (d)  Collateral Tables

            (e) Average Life Sensitivity Tables, Priced to Maturity, for Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-IO, M and B-1
            Certificates

            (f) Average Life Sensitivity Tables, Priced to Call, for Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-IO, M and B-1 Certificates

            (g)  Pre-Tax Yields on the Class A-IO Certificates

            (h)  Decrement Tables To Maturity for Class A-1,
             A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-IO, M and B-1
             Certificates

            (i) Decrement Tables To Call for Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-IO, M and B-1 Certificates

            (j)  Computational Materials Defined Terms

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